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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, being the Chief Financial Officer of ProLogis (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the annual period ended December 31, 2003 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 8, 2004                 By:        /s/ WALTER C. RAKOWICH
                                              ---------------------------
                                     Name:    Walter C. Rakowich
                                     Title:   Managing Director and
                                              Chief Financial Officer